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                             JPMORGAN INCOME FUNDS

                       JPMORGAN INTERMEDIATE BOND FUND


                      SUPPLEMENT DATED FEBRUARY 19, 2003
                 TO THE PROSPECTUSES DATED NOVEMBER 22, 2002


     On February 13, 2003, at a special meeting of shareholders, shareholders of JPMorgan Intermediate Bond Fund approved a reorganization pursuant to which JPMorgan Intermediate Bond Fund will transfer all of its assets and liabilities to JPMorgan Bond Fund II, in exchange for shares of JPMorgan Bond Fund II. The reorganization will take place on or about March 21, 2003.



                                                                    SUP-IBPR-203